                                                                     EXHIBIT 4.1


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--------------------------------------------------------------------------------



                          AMERICAN HONDA RECEIVABLES CORP.,

                                      as Seller


                         AMERICAN HONDA FINANCE CORPORATION,

                                     as Servicer


                                         and


                       BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                      as Trustee
                         on behalf of the Certificateholders


                        --------------------------------------

                           POOLING AND SERVICING AGREEMENT

                             Dated as of October 1, 1997

                        --------------------------------------


                                  $_________________
                     Honda Auto Receivables 1997-B Grantor Trust
                           ____% Asset Backed Certificates


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                     ARTICLE ONE

                                DEFINITIONS AND TERMS

    Section 1.01.  Special Definitions and Terms . . . . . . . .              1
    Section 1.02.  Other Definitions and Terms . . . . . . . . . . . . .      3



                                     ARTICLE TWO

                                  CREATION OF TRUST

    Section 2.01.  Creation of Trust . . . . . . . . . . . . . . . . . .      3



                                    ARTICLE THREE

                 CONVEYANCE OF RECEIVABLES; SERVICER LETTER OF CREDIT

    Section 3.01.  Conveyance of Receivables . . . . . . . . . . . . . .      4
    Section 3.02.  Servicer Letter of Credit . . . . . . . . . .              4


                                     ARTICLE FOUR

                                ACCEPTANCE BY TRUSTEE

    Section 4.01.  Acceptance by Trustee . . . . . . . . . . . .              5


                                     ARTICLE FIVE

                              INCORPORATION OF STANDARD
                                 TERMS AND CONDITIONS

    Section 5.01.  Incorporation of Standard Terms and Conditions. . .        5


                                         (i)

                                                                            Page
                                                                            ----

                                     ARTICLE SIX

                      ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                      OF SELLER

    Section 6.01.  Additional Representations and Warranties of Seller        5



                                    ARTICLE SEVEN

                       AMERICAN HONDA NOT TO RESIGN AS SERVICER

    Section 7.01.  American Honda Not to Resign as Servicer. . .              6


                                    ARTICLE EIGHT

                                  AGENT FOR SERVICE

    Section 8.01.  Agent for Service . . . . . . . . . . . . . .              6


                                ARTICLES NINE AND TEN



                                      [Reserved]


                                      SCHEDULES

    Schedule A - Schedule of Receivables . . . . . . . . . . .             SA-1
    Schedule B - Locations of Receivable Files . . . . . . . .             SB-1


                                       EXHIBITS

    Exhibit A - Form of Class A Certificate. . . . . . . . . .              A-1
    Exhibit B - Form of Class B Certificate. . . . . . . . . .              B-1
    Exhibit C - Form of Letter of Representations. . . . . . .              C-1
    Exhibit D - Form of Servicer Letter of Credit. . . . . . .              D-1
    Exhibit E - Form of Servicer Report. . . . . . . . . . . .              E-1


                                         (ii)

    This Pooling and Servicing Agreement, dated as of October 1, 1997, is made with respect to the formation of the Honda Auto Receivables 1997-B Grantor Trust, among American Honda Receivables Corp., a California corporation (the "Seller"), American Honda Finance Corporation, a California corporation (the "Servicer"), and Bank of Tokyo-Mitsubishi Trust Company, a New York banking corporation, as trustee (the "Trustee").

                                 W I T N E S S E T H:

    In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                     ARTICLE ONE

                                DEFINITIONS AND TERMS

    Section 1.01. SPECIAL DEFINITIONS AND TERMS. Whenever used in the Standard Terms and Conditions and in this Agreement, the following words and phrases shall have the following meanings, unless otherwise indicated by the context:

    "AGREEMENT" means this Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

    "AGGREGATE NET LOSSES" means, with respect to a Collection Period, an amount equal to the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period minus all Net Liquidation Proceeds collected during such Collection Period with respect to Defaulted Receivables.

    "CERTIFICATE REGISTRAR" means the Trustee unless a successor Certificate Registrar is appointed pursuant to Section 15.03 of the Standard Terms and Conditions. The Certificate Registrar initially designates its offices at 1251 Avenue of the Americas, 10th Floor, New York, New York 10020-1104, as its offices where Certificates may be surrendered for registration of transfer or exchange as described in Section 15.07 of the Standard Terms and Conditions.

    "CHARGE-OFF RATE" means, with respect to a Collection Period, the percentage equivalent of a fraction, the numerator of which is the Aggregate Net Losses for such Collection Period, and the denominator of which is the average of (i) the Pool Balance on the last day of the Collection Period immediately preceding such Collection Period and (ii) the Pool Balance on the last day of such current Collection Period; such quotient is then multiplied by twelve to arrive at an annualized percentage.

    "CLASS A PERCENTAGE" means _____%.

    "CLASS B PERCENTAGE" means ____%.

    "CLOSING DATE" means October __, 1997.

    "CORPORATE TRUST OFFICE" means, as of the date hereof, the office of the Trustee located at 1251 Avenue of the Americas, 10th Floor, New York, New York 10020-1104, Attention: Corporate Trust Department.

    "CURRENT RECEIVABLE" means each Receivable that is not a Defaulted Receivable or a Liquidated Receivable.

    "CUTOFF DATE" means October 1, 1997.

    "DELINQUENCY PERCENTAGE" means, with respect to a Collection Period, the percentage equivalent of a fraction, the numerator of which is the number of (i) all outstanding Receivables 61 days or more delinquent (after taking into account permitted extensions) as of the last day of such Collection Period, determined in accordance with the Servicer's normal practices, plus (ii) all Receivables the related Financed Vehicles of which have been repossessed but have not been liquidated (to the extent the related Receivable is not otherwise reflected in clause (i) above or is not a Defaulted Receivable), and the denominator of which is the aggregate number of Current Receivables on the last day of such Collection Period.

    "DISCOUNT RATE" means 2.5% per annum.

    The first "DISTRIBUTION DATE" shall be November 15, 1997.

    The "FINAL SCHEDULED DISTRIBUTION DATE" shall be May 15, 2003.

    "INITIAL SERVICER LETTER OF CREDIT AMOUNT" means $_______________.

    "LETTER OF REPRESENTATIONS" means the Letter of Representations among the Seller, the Trustee and DTC, substantially in the form attached hereto as Exhibit C.

    "ORIGINAL POOL BALANCE" means $___________.

    "ORIGINAL CLASS A CERTIFICATE BALANCE" means $_______________.

    "ORIGINAL CLASS B CERTIFICATE BALANCE" means $_______________.

    "PASS-THROUGH RATE" means ____% per annum.

    "RATING AGENCY" means each of Moody's and Standard & Poor's.

    "RECEIVABLES PURCHASE AGREEMENT" means that certain Receivables Purchase Agreement, dated as of the Cutoff Date, between the Seller and American Honda.

    "REQUIRED RATING" means a rating on commercial paper or other short-term unsecured debt obligations of Prime-1 by Moody's and A-1+ by Standard & Poor's; and any requirement that commercial paper or short-term unsecured debt obligations have the "Required Rating" shall mean that such commercial paper or unsecured debt obligations shall be rated at least equal to the foregoing ratings from Moody's and Standard & Poor's.

    "RESERVE FUND INITIAL DEPOSIT" means $_____________.

    "SERVICING FEE RATE" means 1.00% per annum.

    "SERVICER CERTIFICATE" means the monthly report by the Servicer, substantially in the form attached hereto as Exhibit E.

    "SPECIFIED RESERVE FUND BALANCE" means, with respect to any Distribution Date, $_______________ except that, if on any Distribution Date (i) the average of the Charge-off Rates for the preceding three Collection Periods exceeds 1.50% or (ii) the average of the Delinquency Percentages for the preceding three Collection Periods exceeds 1.50%, then the Specified Reserve Fund Balance for such Distribution Date will be an amount equal to a specified percentage of the Pool Balance as of the last day of the related Collection Period. Such specified percentage shall be determined by deducting from 9.25% the following fraction, expressed as a percentage: (a) one minus (b) a fraction, the numerator of which is the Class A Certificate Balance on such Distribution Date (after giving effect to distributions of principal made on such Distribution Date) and the denominator of which is such Pool Balance. Notwithstanding the foregoing, in no event will the Specified Reserve Fund Balance be more than $______________ or less than $____________. Finally, on any Distribution Date as to which the Pool Balance as of the last day of the related Collection Period is $______________ or less, the Specified Reserve Fund Balance for such Distribution Date will be the greater of the applicable amount determined as set forth above or $______________.

    "STANDARD TERMS AND CONDITIONS" means the Standard Terms and Conditions of Agreement (Senior/Subordinated) for Honda Auto Receivables Grantor Trust effective October 1, 1997, in the form attached hereto.

    "YIELD SUPPLEMENT ACCOUNT DEPOSIT" means $______________.

    Section 1.02. OTHER DEFINITIONS AND TERMS. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Standard Terms and Conditions.


                                     ARTICLE TWO

                                  CREATION OF TRUST

    Section 2.01. CREATION OF TRUST. Upon the execution of this Agreement by the parties hereto, there is hereby created the Honda Auto Receivables 1997-B Grantor Trust.

                                    ARTICLE THREE

                 CONVEYANCE OF RECEIVABLES; SERVICER LETTER OF CREDIT

    Section 3.01. CONVEYANCE OF RECEIVABLES. In consideration of the Trustee's delivery to the Seller of executed and authenticated Certificates, in authorized denominations, in an aggregate amount equal to the Original Pool Balance, the Seller does hereby sell, transfer, assign and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the Seller's obligations herein) all right, title and interest of the Seller in and to:

         (i) the Receivables and all monies due thereon or paid thereunder or in respect thereof (including proceeds of the repurchase of Receivables by the Seller pursuant to Section 12.05 or 20.02 of the Standard Terms and Conditions or the purchase of Receivables by the Servicer pursuant to Section 13.08 or 20.02 of the Standard Terms and Conditions) on and after the Cutoff Date;

         (ii)      the security interests in the Financed Vehicles;

         (iii) any proceeds of any physical damage insurance policies covering the Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the Obligors;

         (iv)      any proceeds of Dealer Recourse;

         (v) the Receivables Purchase Agreement but not the obligations of the Seller thereunder;

         (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and have been repossessed by or on behalf of the Trustee;

         (vii)     all other assets comprising the Trust; and

         (viii)    all proceeds of the foregoing.

    The parties hereto intend that the conveyance hereunder be a sale. In the event that the conveyance hereunder is not for any reason considered a sale, the Seller hereby grants to the Purchaser a first priority perfected security interest in, all of its right, title and interest in, to and under the Receivables, and all other property conveyed hereunder and all proceeds of any of the foregoing and the parties intend that this Agreement constitute a security agreement under applicable law.

    Section 3.02. SERVICER LETTER OF CREDIT. Upon the obtaining of a Servicer Letter of Credit pursuant to Sections 14.02(b) and 14.09 of the Standard Terms and Conditions, the

Trustee will hold the Servicer Letter of Credit and deliver demands for payment pursuant thereto in accordance with its terms and the terms of this Agreement.


                                     ARTICLE FOUR

                                ACCEPTANCE BY TRUSTEE

    Section 4.01. ACCEPTANCE BY TRUSTEE. The Trustee does hereby accept all consideration conveyed by the Seller pursuant to Section 3.01 hereof, together with the Servicer Letter of Credit, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of holders of the Certificates, subject to the terms and provisions of this Agreement.


                                     ARTICLE FIVE

                              INCORPORATION OF STANDARD
                                 TERMS AND CONDITIONS

    Section 5.01. INCORPORATION OF STANDARD TERMS AND CONDITIONS. This Pooling and Servicing Agreement does hereby incorporate by reference the Standard Terms and Conditions, in the form attached hereto.


                                     ARTICLE SIX

                      ADDITIONAL REPRESENTATIONS AND WARRANTIES
                                      OF SELLER

    Section 6.01. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller does hereby make the following representations and warranties on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates.

         (i) MATURITY OF RECEIVABLES. Each Receivable shall have an original maturity of not less than 12 months nor greater than 60 months and, as of the Cutoff Date, a remaining maturity of not less than 1 month nor greater than 60 months.

         (ii) FINANCE CHARGE. Each Receivable provides for the payment of a finance charge calculated on the basis of an APR ranging from 1.90% to 20.06%.

         (iii) PRINCIPAL BALANCE. Each Receivable had an original principal balance of not less than $1,303.46 nor more than $88,335.99 and an average unpaid principal balance, as of the Cutoff Date, of $10,725.33.

         (iv) ORIGINATION. Each Receivable was originated on or before October 1, 1997.

         (v) NO OVERDUE PAYMENTS. No Receivable shall have a Scheduled Payment that is more than 30 days past due as of the Cutoff Date.

         (vi) LOCATION OF RECEIVABLE FILES. Each Receivable File shall be kept at one of the locations listed in Schedule SB hereto.

         (vii) NEW FINANCED VEHICLES. Each Financed Vehicle shall be a new Honda or Acura automobile or sport utility vehicle or Honda minivan.

         (viii) ADDRESSES OF OBLIGORS. The Obligor under each Receivable had a current address in the United States as of the Cutoff Date.


                                    ARTICLE SEVEN

                       AMERICAN HONDA NOT TO RESIGN AS SERVICER

    Section 7.01. AMERICAN HONDA NOT TO RESIGN AS SERVICER. Subject to the provisions of Section 17.03 of the Standard Terms and Conditions, the Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections 17.05 and 18.03 of the Standard Terms and Conditions.


                                    ARTICLE EIGHT

                                  AGENT FOR SERVICE

    Section 8.01. AGENT FOR SERVICE. The agent for service for the Seller shall be CT Corp., 818 West 7th Street, Second Floor, Los Angeles, California 90017, and the agent for service for the Servicer shall be its President, 700 Van Ness Avenue, Building 300, Torrance, California 90501.

                                ARTICLES NINE AND TEN

                                      [Reserved]

    IN WITNESS WHEREOF, the parties have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  AMERICAN HONDA RECEIVABLES CORP.,
                                  as Seller



                                  By:
                                      ------------------------------------
                                                 Y. Kohama
                                                 President


                                  AMERICAN HONDA FINANCE CORPORATION,
                                  as Servicer



                                  By:
                                      ------------------------------------
                                                 Y. Kohama
                                                 President


                                  BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY,
                                  as Trustee



                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                                                     SCHEDULE SA


                               SCHEDULE OF RECEIVABLES

    Omitted - Originals on file at the offices of the Seller, the Servicer and the Trustee.

                                                                     SCHEDULE SB


                            LOCATIONS OF RECEIVABLE FILES


American Honda Finance Corporation
21041 South Western Avenue, Suite 200
Torrance, California  90501

American Honda Finance Corporation
1355 Northmeadow Parkway, Suite 100
Roswell, Georgia  30076

American Honda Finance Corporation
8505 Freeport Parkway, Suite 600
Irving, Texas  75063

American Honda Finance Corporation
8505 Freeport Parkway, Suite 625
Irving, Texas  75063

American Honda Finance Corporation
470 Granby Road, Suite 2
S. Hadley, Massachusetts  01075

American Honda Finance Corporation
601 Campus Drive, Suite C-7
Arlington Heights, Illinois  60004

American Honda Finance Corporation
2680 Bishop Drive, Suite 100
San Ramon, California  94583

American Honda Finance Corporation
8514 McAlpine Park Drive, Suite 100
Charlotte, North Carolina  28211

American Honda Finance Corporation
200 Continental Drive, Suite 301
Newark, Delaware  19713

American Honda Finance Corporation
700 Van Ness Avenue, Building 300
Torrance, California  90501

                                                                       EXHIBIT A

                             FORM OF CLASS A CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                     HONDA AUTO RECEIVABLES 1997-B GRANTOR TRUST

                       ____% ASSET BACKED CERTIFICATE, CLASS A

    evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new motor vehicles financed thereby and sold to the Trust by American Honda Receivables Corp. The Final Scheduled Distribution Date is May 15, 2003.

    (This Certificate does not represent an interest in or obligation of American Honda Receivables Corp., American Honda Finance Corporation or any of their respective affiliates)

                                                              CUSIP ____________
NUMBER RA-1                                                      $______________

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _____________ _________ dollar ($__________) nonassessable, fully-paid, fractional undivided interest in the Honda Auto Receivables 1997-B Grantor Trust (the "Trust") formed by American Honda Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1997 (the "Agreement"), among the Seller, American Honda Finance Corporation, as Servicer, and Bank of Tokyo-Mitsubishi Trust Company, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Honda Auto Receivables 1997-B Grantor Trust _____% Asset Backed

Certificates, Class A" (the "Class A Certificates"). Also issued under the Agreement are certificates designated as "Honda Auto Receivables 1997-B Grantor Trust ____% Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the limited extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class A Certificates is _____%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, among other things, a pool of retail installment sale contracts (the "Receivables") for the new motor vehicles financed thereby (the "Financed Vehicles") and certain monies due or received under the Receivables on and after the Cutoff Date, security interests in the Financed Vehicles and accessions thereto, certain bank accounts, proceeds from claims on physical damage, credit life and disability insurance policies covering each of the Financed Vehicles, the Receivables or the related Obligors, the rights of the Seller under the Receivables Purchase Agreement, the right of the Seller to receive the proceeds of Dealer Recourse and all proceeds of the foregoing.

    Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on November 15, 1997, to the Person in whose name this Class A Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each, a "Record Date"), such Class A Certificateholder's percentage interest in the Class A Distributable Amount for such Distribution Date actually distributed, together with the payment of any outstanding Class A Interest Carryover Shortfall and Class A Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

    Distributions on this Class A Certificate will be made by the Trustee by check or money order mailed to the related Class A Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation hereon except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for DTC, distributions will be made in the form of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

    The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Fund and the Yield Supplement Account, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee.

    The Class A Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 and integral multiples thereof (except for one Class A Certificate in a smaller minimum denomination representing any remaining portion of the Original Class A Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Class A Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A Certificate is registered as the owner hereof for the purposes of receiving distributions and for all other purposes, and none of the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.

Dated:                                      HONDA AUTO RECEIVABLES 1997-B
                                             GRANTOR TRUST

                                            By:  BANK OF TOKYO-MITSUBISHI TRUST
                                                  COMPANY, as Trustee of HONDA
                                                  AUTO RECEIVABLES 1997-B
                                                  GRANTOR TRUST


[SEAL]
                                            By:
                                                -------------------------------
                                                      Authorized Officer

ATTEST:


------------------------------
    Authorized Officer

    This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY, as Trustee of HONDA AUTO
                                             RECEIVABLES 1997-B GRANTOR TRUST


                                            By:
                                                -------------------------------
                                                      Authorized Officer

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                                               *
                                            ----------------------------------
                                                   Signature Guaranteed:


                                                                               *
                                            ----------------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                             FORM OF CLASS B CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND STATE LAWS OR IS SOLD OR TRANSFERRED IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 15.03 OF THE AGREEMENT REFERRED TO HEREIN.

                     HONDA AUTO RECEIVABLES 1997-B GRANTOR TRUST

                       ____% ASSET BACKED CERTIFICATE, CLASS B

    evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by the new motor vehicles financed thereby and sold to the Trust by American Honda Receivables Corp. The Final Scheduled Distribution Date is May 15, 2003.

    (This Certificate does not represent an interest in or obligation of American Honda Receivables Corp., American Honda Finance Corporation or any of their respective affiliates)

NUMBER RB-1                                                        $____________

    THIS CERTIFIES THAT AMERICAN HONDA RECEIVABLES CORP. is the registered owner of a _______________________________________ ($_____________)
nonassessable, fully-paid, fractional undivided interest in the Honda Auto Receivables 1997-B Grantor Trust (the "Trust") formed by American Honda Receivables Corp., a California corporation (the "Seller"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among the Seller, American Honda Finance Corporation, as Servicer, and Bank of Tokyo-Mitsubishi Trust Company, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Honda Auto Receivables 1997-B Grantor Trust ____% Asset Backed

Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are certificates designated as "Honda Auto Receivables 1997-B Grantor Trust _____% Asset Backed Certificates, Class A" (the "Class A Certificates" and, together with the Class B Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates to the limited extent described in the Agreement. The aggregate undivided interest in the Trust evidenced by all Class B Certificates is ____%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, among other things, a pool of retail installment sale contracts (the "Receivables") for the new motor vehicles financed thereby (the "Financed Vehicles"), certain monies due or received under the Receivables on and after the Cutoff Date, security interests in the Financed Vehicles and accessions thereto, certain bank accounts, proceeds from claims on physical damage, credit life and disability insurance policies covering any of the Financed Vehicles, the Receivables or the related Obligors, the rights of the Seller under the Receivables Purchase Agreement, the right of the Seller to receive the proceeds of any Dealer Recourse and all proceeds of the foregoing.

    Under the Agreement, there will be distributed on the fifteenth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on November 15, 1997, to the Person in whose name this Class B Certificate is registered at the close of business on the last day of the immediately preceding calendar month (each, a "Record Date"), such Class B Certificateholder's percentage interest in the Class B Distributable Amount for such Distribution Date actually distributed, together with the payment of any outstanding Class B Interest Carryover Shortfall and any outstanding Class B Principal Carryover Shortfall actually made on such Distribution Date, in each case to the extent and as more specifically set forth in the Agreement.

    Distributions on this Class B Certificate will be made by the Trustee by check or money order mailed to the related Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

    The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables and the monies on deposit in the Reserve Fund and the Yield Supplement Account, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 51% of the Voting Interests of all Certificates, voting together as a single class. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee.

    The Class B Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 and integral multiples thereof (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Original Class B Certificate Balance); provided that for so long as there is only one Holder of the Class B Certificates, one Class B Certificate may be issued in an amount representing the entire Original Class B Certificate Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Class B Certificate for registration of transfer, the Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and none of the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement or the maturity or liquidation of the last Receivable and the disposition of all property held as part of the Trust. The Seller or the Servicer, or any successor to the Servicer, may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the

Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class B Certificate to be duly executed.

Dated:                                      HONDA AUTO RECEIVABLES 1997-B
                                             GRANTOR TRUST

                                            By:  BANK OF TOKYO-MITSUBISHI TRUST
                                                  COMPANY, as Trustee of HONDA
                                                  AUTO RECEIVABLES 1997-B
                                                  GRANTOR TRUST


[SEAL]
                                            By:
                                                -------------------------------
                                                      Authorized Officer

ATTEST:


------------------------------
    Authorized Officer

    This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY, as Trustee of HONDA AUTO
                                             RECEIVABLES 1997-B GRANTOR TRUST


                                            By:
                                                -------------------------------
                                                      Authorized Officer

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                                                               *
                                            ----------------------------------
                                                   Signature Guaranteed:


                                                                               *
                                            ----------------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT C


                              LETTER OF REPRESENTATIONS

                                                                       EXHIBIT D


                             IRREVOCABLE LETTER OF CREDIT



                                                                October __, 1997

                                                        Credit No. _____________



Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
10th Floor
New York, New York 10020

Attention: Corporate Trust Office

Dear Sirs:

    At the request and for the account of our customer, American Honda Finance Corporation, a California corporation ("American Honda"), we (the "Letter of Credit Bank") hereby establish in your favor this Irrevocable Letter of Credit (this "Letter of Credit"), wherein you, as trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Pooling and Servicing Agreement") among American Honda Receivables Corp. ("AHRC"), American Honda and you, pursuant to which $________________ aggregate principal amount of ____% Asset Backed Certificates (the "Certificates") of the Honda Auto Receivables 1997-B Grantor Trust (the "Trust") have been issued, are hereby irrevocably authorized to draw upon the terms and conditions hereinafter set forth, in an aggregate amount not exceeding ____________ dollars ($____________) (hereinafter, as reduced from time to time in accordance with the provisions hereof, the "Servicer Letter of Credit Amount"). This Letter of Credit is effective immediately, is irrevocable and expires at the close of business on ___________, 1998 (the "Expiration Date") at our counters.

    Funds under this Letter of Credit are available to you in one or more drawings against your draft, accompanied by your written certificate signed by one who states therein that he or she is your duly authorized officer, appropriately completed, in the form of Annex 1 hereto.

    We hereby agree that each demand made under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the certificate(s), as specified above, appropriately completed (together with such enclosures, if any, required thereby), if presented as specified on or before the Termination Date (as hereinafter defined). If a presentation in respect of payment is made by you hereunder at or prior to 11:00 a.m.,

Los Angeles time, on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you of the amount specified in immediately available funds, not later than 1:00 p.m., Los Angeles time, on such Business Day. If a presentation in respect of payment is made by you hereunder after 11:00 a.m., Los Angeles time, on a Business Day, but prior to 2:00 p.m. Los Angeles time on such Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you of the amount specified in immediately available funds, not later than 9:00 a.m. Los Angeles time on the next succeeding Business Day. If such presentation in respect of payment is made by you hereunder after 2:00 p.m. Los Angeles time, on a Business Day, such presentation shall be deemed to have been made prior to 11:00 a.m., Los Angeles time, on the next succeeding Business Day. You agree to use your best efforts to provide us telephonic notice at the time any presentation in respect of payment is made hereunder; provided, however, that failure to provide such telephonic notice shall not affect our obligation to make payment in respect of any such presentation in respect of payment. If requested by you, payment under this Letter of Credit will be made by wire transfer to an account in the United States specified by the Trustee in the related certificate. As used herein, "Business Day" shall mean any day other than a Saturday, a Sunday or any other day on which the Trustee or banking institutions in New York, New York or Los Angeles, California shall be authorized or obligated by law, executive order or governmental decree to be closed.

    Only you, as Trustee (or any successor trustee as hereinafter provided), may make a drawing under this Letter of Credit. Upon the payment of the amount specified in the related certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s), and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

    This Letter of Credit shall automatically terminate at our close of business in New York, New York on the first to occur of the following dates (the "Termination Date"): (i) the Expiration Date, or if said date shall not be a Business Day, on the Business Day next succeeding said date, (ii) the date of receipt by us of your written certificate signed by your authorized officer, appropriately completed, in the form of Annex 2 hereto and (iii) the date of payment by us of the final drawing available to be made hereunder. If we are not then in default hereunder by reason of our having wrongfully failed to honor a demand for payment hereunder, this Letter of Credit shall be promptly surrendered to us upon the Termination Date.

    Payments in respect of drawings hereunder honored by us shall not, in the aggregate, exceed the initial Servicer Letter of Credit Amount. Each drawing honored by us hereunder shall PRO TANTO reduce the Servicer Letter of Credit Amount in effect immediately prior to such drawing.

    The Servicer Letter of Credit Amount under the Letter of Credit shall be further reduced as specified in any certificate in the form of Annex 3 hereto (each a "Reduction Certificate") that you may deliver to us.

    This Letter of Credit shall be governed by the internal laws of the State of New York, including, without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of New York. This Letter of Credit shall be supplemented by the provisions (to the extent that such provisions are not inconsistent with this Letter of Credit and said Article 5) of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500, except Article 41 thereof.

    All documents presented to us in connection with any demand for payment hereunder shall be in writing or shall be transmitted by telecopier (promptly confirmed in writing) and shall be addressed to us at ___________________________________________, Attention:
___________________________, Telecopy:  _________________ or ______________,
specifically referring thereon to this Letter of Credit by number. You shall use your best efforts also to give written, telephonic or telecopied notice of any demand for payment hereunder to the attention of our ____________________________________, Telecopy: ______________, Telephone:
______________, as promptly as practical on the day of such demand (but such notice shall not be a condition to drawing hereunder and you shall have no liability for not doing so). All notices and other communications to us in respect of this Letter of Credit, other than demands for payment hereunder, shall be in writing or shall be transmitted by telecopier (promptly confirmed in writing) and shall be addressed to us at our Trade Services Department at the address or telecopy number identified above and at our Asset Finance Department at the address or telecopy number identified above, in each case specifically referring thereon to this Letter of Credit by number and to American Honda.

    You may transfer your rights under this Letter of Credit in their entirety (but not in part) to any transferee who has succeeded you as Trustee pursuant to the Pooling and Servicing Agreement and such transferred rights may be successively transferred. The transfer of your rights under this Letter of Credit to any such transferee shall be effected upon the presentation to us of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Annex 4.

    This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except only Annexes 1 through 4 hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

                                       Very truly yours,



                                       ---------------------------------------
                                       Name:
                                       Title:




                                       ---------------------------------------
                                       Name:
                                       Title:

                                ANNEX 1 TO IRREVOCABLE
                          LETTER OF CREDIT NO. ____________


                               CERTIFICATE FOR DRAWING


    The undersigned, Bank of Tokyo-Mitsubishi Trust Company, as trustee (the "Trustee"), acting through the undersigned duly authorized officer of the Trustee, hereby certifies to ___________________________________________ (the
"Letter of Credit Bank"), with reference to the Letter of Credit Bank's Irrevocable Letter of Credit No. _____________ (the "Letter of Credit"; terms defined in the Letter of Credit and not otherwise defined herein are used herein as therein defined) issued in favor of the Trustee, that:

         (1)  The Trustee is the Trustee under the Pooling and Servicing
    Agreement.

         (2) American Honda, as servicer ("Servicer") under the Pooling and Servicing Agreement, has notified us, as Trustee under the Pooling and Servicing Agreement, pursuant to a Servicer's Certificate (as such term is defined in the Pooling and Servicing Agreement) (a copy of which is attached hereto) furnished pursuant to Section 13.10 of the Pooling and Servicing Agreement, that the following amount was required to be remitted by the Servicer to the Certificate Account (as such term is defined in the Pooling and Servicing Agreement) pursuant to Section 14.02 of the Pooling and Servicing Agreement with respect to the Distribution Date (as such term is defined in the Pooling and Servicing Agreement) occurring on [insert applicable Distribution Date]: $[insert amount required to be remitted pursuant to Section 14.02].

         (3) American Honda has failed to deposit the following portion of amounts owed by it with respect to such Distribution Date as set forth in paragraph (2) above: $[insert amount of deficiency].

         (4) The Trustee is making a drawing under the Letter of Credit in the amount of $____________, which amount equals the lesser of (a) the amount set forth in paragraph (3) and (b) the amount available on the date hereof to be drawn under the Letter of Credit, as set forth in the attached Servicer's Certificate.

         (5) The Trustee has not received notice from American Honda or any other person or entity contesting the accuracy of such Servicer's Certificate.

         (6) The account to which payment under the Letter of Credit is to be wire transferred is Account No. ____________, maintained at
    ________________________.


                                        D-1-1

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________.

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                               COMPANY, as Trustee



                                            By:
                                                -----------------------------
                                                Name:
                                                Title:


                                        D-1-2

                                      ANNEX 2 TO
                    IRREVOCABLE LETTER OF CREDIT NO. _____________


                           CERTIFICATE FOR THE TERMINATION
                   OF IRREVOCABLE LETTER OF CREDIT NO. ___________


    The undersigned, a duly authorized officer of Bank of Tokyo-Mitsubishi
Trust Company, as trustee (the "Trustee"), hereby certifies to ______________________________ (the "Letter of Credit Bank") with reference to the Letter of Credit Bank's Irrevocable Letter of Credit No. _______________ (the "Letter of Credit"; terms defined in the Letter of Credit and not otherwise defined herein are used herein as therein defined) issued in favor of the Trustee, that [the Pooling and Servicing Agreement has been terminated in accordance with its terms and the Certificate Account defined therein contains sufficient funds to pay in full all outstanding Certificates issued thereunder] or [this Letter of Credit is being terminated pursuant to Section 25 of the related Servicer Letter of Credit Reimbursement Agreement upon request of the Servicer and is being replaced by a security bond, insurance policy or deposit of cash or securities satisfactory to the Trustee and the Rating Agencies] or [the Letter of Credit has been terminated on the date hereof in accordance with its terms] or [the Trustee has received a notification to the effect that the short-term unsecured debt rating of the Letter of Credit Bank as assigned by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") is not at least equal to the Required Rating] or [the Trustee has received a notification to the effect that the short-term unsecured debt ratings of American Honda as assigned by S&P and Moody's have been upgraded to at least A-1 and P-1, respectively].(1) Accordingly, we herewith return to you for cancellation the Letter of Credit, which is terminated, as of the date hereof, pursuant to its terms.

Date:  ____________                         BANK OF TOKYO-MITSUBISHI TRUST
                                                COMPANY, as Trustee



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:




-------------------------------
    1 Select appropriate alternative.


                                        D-2-1

                                ANNEX 3 TO IRREVOCABLE
                          LETTER OF CREDIT NO. ____________


                     CERTIFICATE FOR THE REDUCTION OF THE STATED
                AMOUNT OF IRREVOCABLE LETTER OF CREDIT NO. ___________


    The undersigned, a duly authorized officer of Bank of Tokyo-Mitsubishi
Trust Company, as trustee (the "Trustee"), hereby certifies to _______________________________ (the "Letter of Credit Bank"), with reference to the Letter of Credit Bank's Irrevocable Letter of Credit No. _____________ (the "Letter of Credit"; terms defined in the Letter of Credit and not otherwise defined herein are used herein as therein defined) issued in favor of the Trustee, that:

         (1)  The Trustee is the Trustee under the Pooling and Servicing
    Agreement.

         (2) On the basis of the Servicer's Certificate attached hereto, the Trustee hereby confirms that, effective on the date hereof with respect to the Reset Date on [insert appropriate Reset Date] the Servicer Letter of Credit Amount of the Letter of Credit has been reduced from $____________ to $____________, which amount equals the product of $_____________ and the Reset Percentage; provided that if the Servicer Letter of Credit Amount would exceed the Pool Balance set forth in such certificate as of the end of last month, the Servicer Letter of Credit Amount shall be reduced to the amount of the Pool Balance, which is $____________.

         (3) As used herein, the following terms shall have the following respective meanings: (a) "Reset Date" means the 15th day of each calendar month or, if such day is not a Business Day, the next following Business Day; and (b) "Reset Percentage," as of any Reset Date, means a fraction the numerator of which is the number of Receivables (as such term is defined in the Pooling and Servicing Agreement) in the Trust at the close of business on the last day of the calendar month preceding the calendar month in which such Reset Date occurs, as evidenced by the Servicer's Certificate for such calendar month, and the denominator of which is __________, which is the number of Receivables in the Trust as of the close of business on
    __________.


                                        D-3-1

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of ____________ 19___.

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                               COMPANY, as Trustee



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                        D-3-2

                                ANNEX 4 TO IRREVOCABLE
                          LETTER OF CREDIT NO. _____________



                              ___________________, 19__



[Letter of Credit Bank]


    Re:  Irrevocable Letter of Credit No.
         -------------------------------------------

Dear Sirs:

    For value received, the undersigned beneficiary hereby irrevocably transfers to:


                            -----------------------------
                                 (Name of Transferee)



                            -----------------------------
                                      (Address)


all rights of the undersigned beneficiary to draw under the above-captioned Irrevocable Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Pooling and Servicing Agreement (as such term is defined in the Letter of Credit).

    By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee, and the transferee shall hereafter have the sole right as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfer.


                                        D-4-1

    The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that you cause the transfer of the Letter of Credit to our transferee or that, if so requested by the transferee, you cause the issuance of a new Letter of Credit in favor of the transferee with provisions consistent with the Letter of Credit.

                                            Very truly yours,

                                            [Name of Trustee],
                                                as predecessor Trustee



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


                                        D-4-2

                                                                       EXHIBIT E


                            HONDA AUTO RECEIVABLES 1997-B
                                    GRANTOR TRUST

                                Servicer's Certificate
                             For the Month of _______,_______


PRINCIPAL AND INTEREST COLLECTIONS
Beginning Pool Balance ..........................................  (1)$_______
Beginning Pool Factor[(1)/$     ] ...............................  (2) _______
Principal Collected (including from Applied Payments Ahead) .....  (3)$_______
Interest Collected (including from Applied Payments Ahead) ......  (4)$_______
    Less:  Outstanding Advances ................................   (5)$_______
    Less:  Total Servicing Fees ................................   (6)$_______
Total Interest Received [(4)-(5)+(6)] ...........................  (7)$_______
Amount of Receivables which became Defaulted Receivables ........  (8)$_______
Additional Deposits
    (i)   Warranty Purchase Payments ............................  (9)$_______
    (ii)  Administrative Purchase Payments ......................  (10)$______
    (iii) Advances ..............................................  (11)$______
    (iv)  Prepayments ...........................................  (12)$______
    (v)   Optional Termination Amount ...........................  (13)$______
    (vi)  Yield Supplement Deposit Amount (as required)..........  (14)$______
Total Additional Deposits .......................................  (15)$______
Total Available Funds [(3)+(7)+(15)] ............................  (16)$______
Ending Pool Balance [(1)-(3)] ...................................  (17)$______
Ending Pool Factor [(17)/$     ] ................................  (18)$______

                                                             Class A   Class B
                                                             -------   -------
Distributions:
Class Percentage............................................  _______%  _______%
Pool Factor.................................................  _______   _______
Beginning Pool Balance......................................  _______   _______
Ending Pool Balance.........................................  _______   _______
Available Principal(3)......................................  _______   _______
Available Interest(7).......................................  _______   _______
Basic Servicing Fee.........................................  _______   _______
Total Servicing Fee.........................................  _______   _______

                                                              Class A   Class B
                                                              -------   -------

Total Available Funds(16)...................................  _______   _______
PAYMENTS TO CERTIFICATEHOLDERS
Monthly Principal Payment [(3)].............................  _______   _______
Interest Distributable Amount [(1)x(  %/12)]................  _______   _______
DISTRIBUTIONS:
Total payments to Certificateholders........................            _______
Amount due Class B but paid to Class A (subordination)......            _______
Class A Interest Carryover Shortfall........................            _______
Class A Principal Carryover Shortfall.......................            _______
Class B Interest Carryover Shortfall........................            _______
Class B Principal Carryover Shortfall.......................            _______
Amounts to be paid to the Seller............................            _______
CHANGE TO PAYMENTS AHEAD BALANCE
Beginning Balance of Payments Ahead.........................            _______
Ending Balance of Payments Ahead............................            _______
Net gain (loss) to Payments Ahead...........................            _______
Payments from/(to) Reserve Fund.............................            _______
Specified Reserve Fund Balance..............................            _______
Payahead Account Balance or Payments Ahead held by Servicer.            _______
CHANGE TO OUTSTANDING ADVANCES
Beginning Balance of Outstanding Advances...................            _______
Ending Balance of Outstanding Advances......................            _______
Net gain (loss) to Outstanding Advances.....................            _______
Class A Certificate Balance.................................            _______
Class B Certificate Balance.................................            _______



Reconciliation of Yield Supplement Deposit Amount
-------------------------------------------------

Class A/Class B Weighted Average Pass-Through Rate         _____%
              Servicing Fee Rate                           1.00%

               Yield Supplement Receivables
---------------------------------------------------------------

                                                                        Interest at
                                                                     Pass-Through Rate       Yield
    APR        Number            Total          Interest at APR        plus 100 b.p.       Supplement
   Rate     of Accounts         Balance             (APR/12)             (Rate/12)          Account

   ___%        _____      $________________    $________________    $_________________    ($________)
   ___%        _____      $________________    $________________    $_________________    ($________)
   ___%        _____      $________________    $________________    $_________________    ($________)
   ___%        _____      $________________    $________________    $_________________    ($________)
   ___%        _____      $________________    $________________    $_________________    ($________)
   ___%        _____      $________________    $________________    $_________________    ($________)


                                       E-2


   ___%        _____      $________________    $________________    $_________________    ($________)
 TOTAL         _____      $________________    $________________    $_________________    ($________)

         -------------------------------------------------------------------------------------------------------------------------

 Weighted Average Rate                                           _____%

         Total Interest Due at APR                                    $_________________
         Total Interest Due at Pass-Through plus Servicing Rate       $_________________
         Total Monthly Yield Supplement Deposit Amount               ($_________________)



Maximum Yield Supplement Amount for __________ months          $__________
     Beginning Yield Supplement Account Balance                $__________
               plus:  Investment Earnings                      $__________
               less:  Yield Supplement Deposit Amount          $__________
     Ending Yield Supplement Account Balance                   $__________
               Release Amount Due Seller                       $__________
Ending Yield Supplement Account Balance to be Invested         $__________

DETERMINATION OF THE SERVICER LETTER OF CREDIT AMOUNT
Number of Contracts -- End of Month................................  (42)_____
Original number of Contracts.......................................  (43)_____
Percent of Original Contracts remaining [(42)/(43)x100]............  (44)____%
Original Servicer Letter of Credit Amount..........................  (45)$____
Revised Servicer Letter of Credit Amount [Lesser of [(44)x(45)
or the Ending Pool Balance(1)].....................................  (46)$____
Servicer Letter of Credit Fee [(46)x(0.  /12)].....................  (47)$____
Reconciliation of Reserve Fund
Beginning Reserve Fund Balance.....................................  (48)$____
    Plus:  Excess Amounts.........................................   (49)$____
    Less:  Reserve Fund Payments..................................   (50)$____
Reserve Fund Prior to Payments to Certificateholders and Seller....  (51)$____

Specified Reserve Fund Balance ("SRFB"):
    (a)  SRFB=$

    Unless:   average Charge-off Rate for preceding three Collection Periods is
              greater than    %, or
              average Delinquency Percentage for preceding three Collection Periods is greater than _____%
    (b)  Then SRFB=      % x (1)
    (c) Regardless of (a) or (b) above, SRFB must be greater than __________, but less than __________.
    (d)  If Class A Certificate Balance is $          or less after giving
         effect to distributions, then SRFB must be greater than the amount in
         (b) or $             .
Required Reserve Fund Amount........................................  (52)$____
Amount of excess released [(51)-(52)]...............................  (53)$____
Ending SRFB to be invested..........................................  (54)$____


                                            Units      Amount    Percent of Pool
                                           -----      ------    ---------------

 Delinquent Accounts
 Period of Delinquency

     30 - 59 days  . . . . . . . . . . .   _______     $_______     _______%
     60 - 89 days  . . . . . . . . . . .   _______ (A) $_______     _______%
     90 days or more . . . . . . . . . .   _______ (B) $_______     _______%
          Total  . . . . . . . . . . . .   _______     $_______     _______%
 Repossession Inventory  . . . . . . . .   _______     $_______     _______%


                                      First     Second       Third     Average
                                    Preceding  Preceding   Preceding  of Three
                                   Collection Collection  Collection Collection
                                     Period     Period      Period     Periods
                                  ---------- ----------  ---------- ----------


 Delinquency Percentage [(A)+(B) +
 (repossessions)/number of
 outstanding Receivables on last
 day of preceding Collection
 Period] . . . . . . . . . . . .    _______%   _______%    _______%   _______%

 CHARGE-OFF RATE

 Recoveries in respect of
 Defaulted Receivables . . . . .   $_______   $_______    $_______   $_______

 Aggregate Net Losses  . . . . .   $_______   $_______    $_______   $_______

 Aggregate Principal Balance on
 last day of preceding Collection
 Period  . . . . . . . . . . . .   $_______   $_______    $_______   $_______

 Aggregate Principal Balance on
 last day of current Collection
 Period  . . . . . . . . . . . .   $_______   $_______    $_______   $_______

 Charge-off Rate %
 [Aggregate Net Losses/(x)+(y)]
                          2         _______%   _______%    _______%   _______%

 Proceeds from Insurance and
 Dealer Recourse
 ---------------------------
 Proceeds received during the
 month from physical damage
 insurance . . . . . . . . . . .   $_______   $_______    $_______   $_______


                                         E-4